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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ------------------------


         Date of Report (Date of earliest event reported): March 6, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                      1-12387               76-0515284
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)       Identification No.)


     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
       (Address of Principal Executive Offices)                 (Zip Code)

      Registrant's telephone number, including area code: (847) 482-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On March 6, 2007, the Compensation/Nominating/Governance Committee of the Board of Directors approved a new stock equivalent unit award program for the company's senior management. The program was adopted under the company's 2006 Long-Term Incentive Plan.

     In general, stock equivalent unit awards granted under the program will be earned and payable after the end of a three-year performance period that begins with the year in which the grant is made. Initially, there will be two phase-in awards, one for 2007 and one for 2008, where the awards granted will be earned and payable after the end of a one-year performance period. The number of units earned will be determined based on the company's level of total stockholder return over the relevant performance period. The stock equivalent units will be payable in cash in an amount equal to the number of units earned under the applicable award multiplied by the value of a share of common stock at the time of payment (based on the average closing price for the company's common stock during the 10 days following the release of the company's annual earnings).

     In connection with the approval of this program, on March 6 awards of stock equivalent units in the following amounts were granted to the company's named executive officers:

                                   2007-2009 AWARD      2007 "PHASE-IN" AWARD
                                   ---------------      ---------------------
Gregg Sherrill                        28,000                   28,000
Kenneth Trammell                      11,200                   11,200
Hari Nair                             11,200                   11,200
Neal Yanos                            7 ,360                    7,360

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENNECO INC.


Date: March 12, 2007                   By:  /s/ J. Jeffrey Zimmerman
                                           --------------------------------
                                           J. Jeffrey Zimmerman
                                           Vice President and Secretary